UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

BUCK-A-ROO$ HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51450	05-0581183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17641 Vanowen Street
Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

(818) 758-6500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 1, 2008, Buck-A-Roo$ Holding Corporation (the "Company") issued a press release announcing that (i) trading of the Company's common stock on the Over-The-Counter Bulletin Board commenced on April 1, 2008 and (ii) the Company filed with the Securities and Exchange Commission on March 31, 2008 its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

A copy of the Company's press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Identification of Exhibits
99.1	Press Release dated April 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCK-A-ROO$ HOLDING CORPORATION

Date: April 2, 2008	By:	/s/ David Fox
David Fox
Chief Executive Officer